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Scudder Large Company Value Fund

Classes A, B, C and I

Semiannual Report

January 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Large Company Value Fund	Nasdaq Symbol	CUSIP Number
Class A	SDVAX	920390-861
Class B	SDVBX	920390-853
Class C	SDVCX	920390-846
Class I	N/A	920390-838

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary January 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Large Company Value Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A(a)	-7.70%	-12.10%	.75%	7.43%	10.43%
Class B(a)	-8.10%	-12.81%	-.06%	6.57%	9.55%
Class C(a)	-8.10%	-12.80%	-.04%	6.60%	9.57%
Russell 1000 Value Index+	-4.92%	-6.68%	2.21%	9.92%	14.03%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/02	$ 22.36	$ 22.34	$ 22.34
7/31/01	$ 26.17	$ 26.15	$ 26.16
Distribution Information: Six Months: Income Dividends	$ .10	$ -	$ -
Capital Gains Distributions	$ 1.69	$ 1.69	$ 1.69

Class S Lipper Rankings - Large-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	216	of	321	68
3-Year	103	of	224	46
5-Year	73	of	159	46
Life of Class	37	of	52	70

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

(a) On June 25, 2001, the fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Large Company Value Fund - Class A -- Russell 1000 Value Index+

Yearly periods ended January 31

Comparative Results (Adjusted for Sales Charge)
Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$8,284	$9,638	$13,488	$25,414
	Average annual total return	-17.16%	-1.22%	6.17%	9.78%
Class B(c)	Growth of $10,000	$8,476	$9,827	$13,656	$24,889
	Average annual total return	-15.24%	-.58%	6.43%	9.55%
Class C(c)	Growth of $10,000	$8,720	$9,989	$13,763	$24,948
	Average annual total return	-12.80%	-.04%	6.60%	9.57%
Russell 1000 Value Index+	Growth of $10,000	$9,332	$10,677	$16,045	$37,155
	Average annual total return	-6.68%	2.21%	9.92%	14.03%

The growth of $10,000 is cumulative.

(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) On June 25, 2001, the fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a tiny bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 1/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

February 5, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of February 5, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Large Company Value Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Large Company Value Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Lois Friedman Roman is responsible for the fund's day-to-day management. Ms. Roman joined the Advisor in 1994 and the fund team in 1995. Ms. Roman began her investment career in 1988.

Portfolio Manager Jonathan Lee joined the Advisor and the fund team in 1999. Mr. Lee began his investment career in 1990.

In the following Portfolio Management Review, Lead Portfolio Manager Lois Roman discusses market conditions and Scudder Large Company Value Fund's investment strategy during the past six months.

Q: The market was quite volatile over the last six months. Will you discuss how this environment impacted the fund's performance?

A: At the start of the fund's six-month reporting period - August 1, 2001 - we were in the midst of a recession and the stock market was struggling. Last September's terrorist attacks caused the economy and markets to plummet even further. Although stocks of all types lost considerable ground, large value stocks weathered the storm better than their growth counterparts. By the end of 2001, investors began to regain confidence and the stock market rallied in November and December, enabling many stocks to make up ground lost in the wake of September 11. Despite the uptick in confidence, the markets were still down considerably as of January 31, 2002, the end of this reporting period. Leading economic indicators, however, lead us to believe that we'll begin to see some economic improvement in 2002.

The fund, like the broad market, lost ground over the past six months. Class A shares (unadjusted for sales charges) declined 7.70 percent. The Russell 1000 Value Index, the fund's benchmark, also declined but lost less ground - falling 4.92 percent. We never like to lose ground to our benchmark. Nevertheless, for any short period of time investors should expect to see a variance in the fund's returns either above or below the Russell 1000 Value Index. Over the long term, however, we are confident that our conservative and disciplined investment approach will ultimately lead the fund to outperformance.

Q: Will you explain the reasons for the fund's relative underperformance?

A: We attribute the underperformance to a poor-performing financial stock and the timing of the fund's re-entry into information technology stocks.

Financials represent the fund's largest market sector position - roughly 31 percent of the fund's portfolio as of January 31, 2002. Most of the fund's financial holdings posted positive performance and added to returns this period. However, one stock that the fund owned - Providian Financial - declined dramatically. It was the single biggest detractor from the fund's overall performance. Providian is a consumer lending and credit card company. When we purchased Providian, it met all of our investment criteria - and it was trading at a deep discount. We believed that when the economy began to bounce back, Providian would be poised for rapid growth as consumers increased their spending. Although the company met our investment parameters when we bought it, we later uncovered management and accounting problems that were not evident earlier. When this information surfaced, we liquidated the fund's position. We never like to take losses for the fund but we were somewhat heartened that we exited the stock before it hit its absolute lows.

As mentioned previously, another detractor from the fund's performance compared with that of its benchmark was the timing of some of our information technology investments. At the start of the period, we had begun to re-enter the information technology sector, as we believed that the once sky-high valuations of these types of companies were reaching reasonable levels. Semiconductors, which had been some of the highest-valued stocks in 1999 and 2000, had plummeted to extreme lows. Although we invested in companies throughout a variety of technology industries, we were most enthusiastic about semiconductor stocks, and we believed that semiconductors would be one of the first technology industries to rebound. Semiconductors are computer chips and are the building blocks for cellular and wireless telecommunications, computers, calculators and a host of other goods. It's difficult, if not impossible, to develop new technology without them.

We invested in the firms that we believed had the strongest potential for sustained growth. We added Micron Technology and Advanced Micro Devices (AMD) to the fund's portfolio. Soon after our purchase, however, information technology stocks, specifically semiconductor stocks, declined dramatically. Our semiconductor investments lost a great deal of value, and it seemed as if these stocks would fall even further. We were still bullish on semiconductors in the long run, but we liquidated the fund's positions in them in early autumn to limit further short-term losses for the fund. That was our mistake. Although the stocks struggled into October, they enjoyed a tremendous rally at year-end - making up much of the ground they lost earlier in this reporting period.

Q: Which sectors or stocks enhanced fund performance?

A: The fund's specialty retail, communications equipment, and aerospace and defense stocks added to performance.

Even in these tough economic times, we found some retailers that posted strong sales and continued to gain market share. The fund owned two standout performers - Sherwin Williams, an operator of specialty paint stores and manufacturer of consumer and industrial paints and related products; and Intimate Brands, a collection of specialty retailers offering women's apparel and personal care products that is best known for its Victoria's Secret brand. Both posted strong gains during the period and added to fund performance.

Harris Corporation was another strong performer. The company is a communications firm with a commercial segment that produces equipment and application solutions for television, radio and wireless systems. Harris also has a government communications segment that designs information processing and electronic systems for the defense, air traffic, aerospace and law enforcement markets. Although we hold this stock because we believe its HD-TV capabilities will provide long-term growth, it was its government segment that generated steep gains as investors sought out defense-oriented stocks after the September 11 attacks.

The fund also benefited from its pure aerospace and defense investments as investors poured assets into such stocks on the assumption that military action would lead to higher revenues. The fund was invested in General Dynamics and United Technologies - both of which posted solid gains.

Q: You mentioned that you follow a disciplined stock-selection process. Will you explain that process?

A: As value investors, we search the marketplace for undervalued stocks, and we won't pay a premium for any stock in the pursuit of short-term gains. Our investment process can be broken down into three steps:

First, we rely heavily on a proprietary quantitative model developed at Zurich Scudder. We define the fund's investment universe as the 1,000 securities in the Russell 1000 Index - a group of 1,000 large-cap stocks. (Large-cap stocks are companies whose outstanding common stock is valued at more than $1 billion.) Our model looks at five measures of a stock's value and ranks the stocks in the Russell 1000 based on these criteria. Each stock is then placed in one of 10 groups (deciles). The cheapest 40 percent of those stocks - the four most attractive deciles - are issues we may consider adding to our portfolio. The most expensive 20 percent are those we would consider selling. Everything else is typically held if it is already in the portfolio and the positive investment thesis remains intact.

Next, our internal research analysts provide us with qualitative assessments of the 400+ stocks that generally pass the screen. We discuss each company's management strategy with our analysts, who provide their outlook for the internal business model of the companies. Our analysts sift through those names to figure out which ones offer the strongest upside potential and which ones we should avoid because they may simply get cheaper over time.

Last, we try to assess the risk factors associated with the companies we consider to be candidates for purchase. Questions we may ask at this stage include: Will the direction of interest rates affect the company's performance? How may the stock perform if there is a downturn or an uptick in the economy? Does it complement the other holdings in the portfolio? Would its addition tilt the portfolio in an area that may increase overall portfolio risk? Our consideration of these factors helps reduce the overall risk profile of the fund.

Q: What's your outlook for Scudder Large Company Value Fund?

A: Despite the market downturn, we were thrilled to see value stocks maintain their edge over growth stocks during the period, and we believe this outperformance is sustainable over at least the next year or two. If that happens, it of course would be very positive for the fund. But no matter what happens in the market, we'll stick to our strict investment discipline and maintain the fund's large-cap value style, just as we always have. We believe the fund's true style consistency benefits our shareholders, making it simpler to properly diversify their investments.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary January 31, 2002

Asset Allocation	1/31/02	7/31/01

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/02	7/31/01

Financial	32%	29%
Manufacturing	11%	9%
Communications	11%	8%
Energy	9%	8%
Consumer Staples	8%	6%
Consumer Discretionary	8%	5%
Technology	7%	15%
Health	5%	7%
Durables	4%	3%
Other	5%	10%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2002 (30.9% of Portfolio)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	4.5%
2. Citigroup, Inc. Provider of diversified financial services	4.2%
3. Wells Fargo & Co. Provider of various financial services	3.3%
4. Bank of America Corp. Provider of commercial banking services	3.2%
5. BellSouth Corp. Provider of telecommunication services	2.9%
6. J.P. Morgan Chase & Co. Provider of global financial services	2.8%
7. International Business Machines Corp. Manufacturer of computers and servicer of information processing units	2.7%
8. Sherwin-Williams Co. Manufacturer of paint and varnish	2.5%
9. Verizon Communications, Inc. Provider of wireline voice and data services	2.4%
10. Mellon Financial Corp. Provider of global asset management services	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 96.8%
Communications 10.2%
Telephone/Communications
AT&T Corp.	1,707,700	30,226,290
BellSouth Corp.	1,539,800	61,592,000
SBC Communications, Inc.	1,113,600	41,704,320
Verizon Communications, Inc.	1,112,300	51,555,105
WorldCom, Inc.*	3,328,300	33,449,415
		218,527,130
Consumer Discretionary 7.4%
Apparel & Shoes 3.1%
Jones Apparel Group, Inc.*	730,800	24,240,636
Reebok International Ltd.*	1,417,500	41,986,350
		66,226,986
Department & Chain Stores 0.8%
Target Corp.	384,600	17,080,086
Hotels & Casinos 0.7%
Hilton Hotels Corp.	1,191,500	14,298,000
Restaurants 1.2%
Brinker International, Inc.*	729,200	24,617,792
Specialty Retail 1.6%
Intimate Brands, Inc.	1,862,800	33,996,100
Consumer Staples 7.5%
Alcohol & Tobacco 1.6%
Philip Morris Companies, Inc.	666,100	33,378,271
Food & Beverage 2.6%
Kroger Co.*	877,700	18,080,620
Unilever NV (New York shares)	653,885	36,839,881
		54,920,501
Package Goods/Cosmetics 3.3%
Kimberly-Clark Corp.	632,500	38,139,750
Procter & Gamble Co.	425,600	34,763,008
		72,902,758
Durables 3.7%
Aerospace 1.3%
United Technologies Corp.	400,000	27,492,000
Automobiles 0.6%
Delphi Automotive Systems Corp.	944,200	13,492,618
Telecommunications Equipment 1.8%
Harris Corp.	1,083,600	37,915,164
Energy 9.2%
Oil & Gas Production 2.6%
ChevronTexaco Corp.	516,500	43,282,700
Conoco, Inc.	448,700	12,635,392
		55,918,092
Oil Companies 5.5%
Exxon Mobil Corp.	2,438,730	95,232,407
Royal Dutch Petroleum Co. (New York shares)	453,500	22,661,395
		117,893,802
Oil/Gas Transmission 1.1%
Exelon Corp.	455,637	22,435,566
Financial 30.9%
Banks 17.8%
Bank of America Corp.	1,068,580	67,352,597
Bank One Corp.	398,300	14,936,250
FleetBoston Financial Corp.	1,298,454	43,654,023
J.P. Morgan Chase & Co.	1,781,860	60,672,333
Mellon Financial Corp.	1,341,400	51,509,760
PNC Financial Services Group	425,600	24,578,400
Wachovia Corp.	1,441,400	47,926,550
Wells Fargo & Co.	1,519,200	70,475,688
		381,105,601
Consumer Finance 4.9%
American Express Co.	420,700	15,082,095
Citigroup, Inc.	1,870,330	88,653,642
		103,735,737
Insurance 3.6%
CIGNA Corp.	155,400	14,296,800
Hartford Financial Services Group, Inc.	774,400	51,257,536
Principal Financial Group, Inc.*	449,200	11,432,140
		76,986,476
Other Financial Companies 4.1%
Fannie Mae	249,800	20,221,310
Lehman Brothers Holdings, Inc.	635,000	41,128,950
Merrill Lynch & Co., Inc.	497,100	25,342,158
		86,692,418
Real Estate 0.5%
Post Properties, Inc.	328,100	11,040,565
Health 5.2%
Biotechnology 0.5%
Biogen, Inc.*	194,800	10,562,056
Pharmaceuticals 4.7%
American Home Products Corp.	592,800	38,330,448
Eli Lilly & Co.	331,000	24,858,100
Pharmacia Corp.	942,510	38,171,655
		101,360,203
Manufacturing 10.6%
Chemicals 5.6%
Dow Chemical Co.	317,100	9,367,134
E.I. du Pont de Nemours & Co.	876,200	38,701,754
Engelhard Corp.	1,109,700	30,916,242
PPG Industries, Inc.	844,900	41,053,691
		120,038,821
Containers & Paper 1.9%
International Paper Co.	919,300	38,408,354
Industrial Specialty 2.5%
Sherwin-Williams Co.	1,944,200	53,893,224
Machinery/Components/Controls 0.6%
Johnson Controls, Inc.	157,300	13,222,638
Media 1.2%
Broadcasting & Entertainment
Walt Disney Co.	1,264,200	26,624,052
Service Industries 0.3%
Miscellaneous Consumer Services
TXU Corp.	150,400	7,327,488
Technology 6.9%
Computer Software 0.7%
Comverse Technologies, Inc.*	676,900	14,465,353
EDP Peripherals 1.0%
Symbol Technologies, Inc.	1,365,650	21,167,575
Electronic Components/Distributors 1.4%
Avnet, Inc.	897,500	23,918,375
Jabil Circuit, Inc.*	329,200	7,637,440
		31,555,815
Electronic Data Processing 2.7%
International Business Machines Corp.	529,400	57,116,966
Military Electronics 0.4%
General Dynamics Corp.	94,800	8,490,288
Semiconductors 0.7%
LSI Logic Corp.*	845,300	14,015,074
Transportation 1.2%
Railroads
Burlington Northern Santa Fe Corp.	885,300	25,000,872
Utilities 2.5%
Electric Utilities
Allegheny Energy, Inc.	594,000	19,548,540
DTE Energy Co.	611,400	25,067,400
Mirant Corp.*	783,200	7,839,832
		52,455,772
Total Common Stocks (Cost $1,739,163,231)		2,066,360,214

Cash Equivalents 3.2%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $69,254,973)	69,254,973	69,254,973
Total Investment Portfolio - 100.0% (Cost $1,808,418,204) (a)		2,135,615,187

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,813,763,359. At January 31, 2002, net unrealized appreciation for all securities based on tax cost was $321,851,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $393,110,314 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $71,258,486.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $1,808,418,204)	$ 2,135,615,187
Cash	3,980
Dividends receivable	2,330,766
Interest receivable	77,154
Receivable for Fund shares sold	2,012,438
Total assets	2,140,039,525
Liabilities
Payable for investments purchased	76,837
Payable for Fund shares redeemed	5,218,145
Accrued management fee	1,075,578
Other accrued expenses and payables	823,773
Total liabilities	7,194,333
Net assets, at value	$ 2,132,845,192
Net Assets
Net assets consist of: Undistributed net investment income	14,711,439
Net unrealized appreciation (depreciation) on investments	327,196,983
Accumulated net realized gain (loss)	(103,613,799)
Paid-in capital	1,894,550,569
Net assets, at value	$ 2,132,845,192

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($20,451,565 / 915,622 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.34
Class S Net Asset Value, offering and redemption price per share ($1,947,602,562 / 87,215,776 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.33
Class A Net Asset Value and redemption price per share ($93,652,338 / 4,188,843 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.36
Maximum offering price per share (100 / 94.25 of $22.36)	$ 23.72
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($33,617,697 / 1,504,972 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.34
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($11,170,985 / 499,987 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.34
Class I Net Asset Value, offering and redemption price per share ($26,350,045 / 1,180,923 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.31

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $99,099)	$ 22,179,507
Interest	1,645,553
Total Income	23,825,060
Expenses: Management fee	6,888,057
Administrative fee	3,515,490
Distribution service fees	323,245
Trustees' fees and expenses	25,233
Other	46,630
Total expenses, before expense reductions	10,798,655
Expense reductions	(3,414)
Total expenses, after expense reductions	10,795,241
Net investment income (loss)	13,029,819
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(118,603,070)
Net unrealized appreciation (depreciation) during the period on investments	(102,546,435)
Net gain (loss) on investment transactions	(221,149,505)
Net increase (decrease) in net assets resulting from operations	$ (208,119,686)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001
Operations: Net investment income (loss)	$ 13,029,819	$ 26,800,619
Net realized gain (loss) on investment transactions	(118,603,070)	232,962,714
Net unrealized appreciation (depreciation) on investment transactions during the period	(102,546,435)	(91,472,334)
Net increase (decrease) in net assets resulting from operations	(208,119,686)	168,290,999
Distributions to shareholders from: Net investment income: Class AARP	(126,226)	(13,626)
Class S	(12,988,433)	(24,636,528)
Class A	(415,515)	-
Class I	(236,980)	-
Net realized gains: Class AARP	(1,350,936)	(134,805)
Class S	(138,963,535)	(215,837,358)
Class A	(6,972,902)	-
Class B	(2,378,127)	-
Class C	(781,485)	-
Class I	(1,936,842)	-
Fund share transactions: Proceeds from shares sold	179,132,174	590,075,522
Net assets acquired in tax-free reorganization	-	484,747,812
Reinvestment of distributions	157,933,584	221,657,055
Cost of shares redeemed	(588,168,440)	(543,902,168)
Net increase (decrease) in net assets from Fund share transactions	(251,102,682)	752,578,221
Increase (decrease) in net assets	(625,373,349)	680,246,903
Net assets at beginning of period	2,758,218,541	2,077,971,638
Net assets at end of period (including undistributed net investment income of $14,711,439 and $15,448,774, respectively)	$ 2,132,845,192	$ 2,758,218,541

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.17	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.00[d]
Net realized and unrealized gain (loss) on investment transactions	(2.13)	(.41)
Total from investment operations	(2.02)	(.41)
Less distributions from: Net investment income	(.10)	-
Net realized gains on investment transactions	(1.69)	-
Total distributions	(1.79)	-
Net asset value, end of period	$ 22.36	$ 26.17
Total Return (%)[e]	(7.70)**	(1.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	101
Ratio of expenses (%)	1.12*	1.16*
Ratio of net investment income (loss) (%)	.91*	.17*
Portfolio turnover rate (%)	61*	80

a For the six months ended January 31, 2002 (Unaudited).
b For the period from June 25, 2001 (commencement of sales of Class A shares) to July 31, 2001.
c Based on average shares outstanding during the period.
d Amount is less than $.005.
e Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class B	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.15	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.01	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.13)	(.41)
Total from investment operations	(2.12)	(.43)
Less distributions from: Net realized gains on investment transactions	(1.69)	-
Net asset value, end of period	$ 22.34	$ 26.15
Total Return (%)[d]	(8.10)**	(1.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	38
Ratio of expenses (%)	1.96*	1.96*
Ratio of net investment income (loss) (%)	.07*	(.63)*
Portfolio turnover rate (%)	61*	80

a For the six months ended January 31, 2002 (Unaudited).
b For the period from June 25, 2001 (commencement of sales of Class B shares) to July 31, 2001.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class C	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.16	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.01	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(.40)
Total from investment operations	(2.13)	(.42)
Less distributions from: Net realized gains on investment transactions	(1.69)	-
Net asset value, end of period	$ 22.34	$ 26.16
Total Return (%)[d]	(8.10)**	(1.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	12
Ratio of expenses (%)	1.94*	1.94*
Ratio of net investment income (loss) (%)	.09*	(.60)*
Portfolio turnover rate (%)	61*	80

a For the six months ended January 31, 2002 (Unaudited).
b For the period from June 25, 2001 (commencement of sales of Class C shares) to July 31, 2001.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class I	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.19	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[c]	.16	.02
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(.41)
Total from investment operations	(1.98)	(.39)
Less distributions from: Net investment income	(.21)	-
Net realized gains on investment transactions	(1.69)	-
Total distributions	(1.90)	-
Net asset value, end of period	$ 22.31	$ 26.19
Total Return (%)	(7.51)**	(1.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	32
Ratio of expenses (%)	.69*	.69*
Ratio of net investment income (loss) (%)	1.34*	.64*
Portfolio turnover rate (%)	61*	80

a For the six months ended January 31, 2002 (Unaudited).
b For the period from June 25, 2001 (commencement of sales of Class I shares) to July 31, 2001.
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Large Company Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provides investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are especially designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of applicable withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $808,400,075 and $1,086,311,864, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $1,500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% on the next $1,000,000,000 of such net assets, 0.525% of the next $1,000,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $5,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.59% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with Scudder under the Investment Company Act of 1940 and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375%, 0.350% and 0.10% of average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2002
Class AARP	$ 26,733	$ 4,925
Class S	3,234,119	488,353
Class A	155,965	27,770
Class B	64,139	11,385
Class C	20,162	3,516
Class I	14,372	2,451
	$ 3,515,490	538,400

Distribution Service Agreement. Under the Distribution Service Agreement, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2002
Class B	$ 128,277	$ 22,770
Class C	43,204	7,534
	$ 171,481	$ 30,304

In addition, SDI also provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the six months ended ended January 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2002
Class A	$ 95,993	$ 22,458
Class B	41,370	6,864
Class C	14,401	2,306
	$ 151,764	$ 31,628

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2002, aggregated $7,938.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2002, the CDSC for Class B and C shares aggregated $43,230 and $2,162, respectively.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2002, totaled $1,645,553 and are reflected as interest income on the statement of operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2002 (Unaudited)		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	402,425	$ 9,486,138	733,317*	$ 19,708,305*
Class S	5,691,486	134,135,018	19,030,019	522,620,325
Class A	1,148,665	26,940,076	442,735**	11,805,811**
Class B	192,304	4,535,366	62,556**	1,642,869**
Class C	121,186	2,840,961	29,048**	762,326**
Class I	52,380	1,194,615	1,261,548**	33,535,886**
		$ 179,132,174		$ 590,075,522
Shares issued in tax-free reorganization
Class AARP	-	$ -	12,866,350	$ 341,987,711
Class A	-	-	3,519,555	93,550,581
Class B	-	-	1,406,431	37,383,004
Class C	-	-	444,939	11,826,516
		$ -		$ 484,747,812
Shares issued to shareholders in reinvestment of distributions
Class AARP	63,901	$ 1,416,687	5,240*	$ 145,307*
Class S	6,501,745	144,143,724	7,990,888	221,511,748
Class A	325,700	7,230,531	-	-
Class B	99,738	2,214,195	-	-
Class C	33,992	754,625	-	-
Class I	98,185	2,173,822	-	-
		$ 157,933,584		$ 221,657,055
Shares redeemed
Class AARP	(175,230)	$ (4,144,649)	(114,031)*	$ (3,001,927)*
Class S	(22,705,243)	(544,464,349)	(19,652,571)	(536,843,926)
Class A	(1,155,034)	(26,615,445)	(92,778)**	(2,432,752)**
Class B	(227,486)	(5,362,793)	(28,571)**	(745,589)**
Class C	(119,125)	(2,793,754)	(10,053)**	(261,847)**
Class I	(207,281)	(4,787,450)	(23,909)**	(616,127)**
		$ (588,168,440)		$ (543,902,168)
Net increase (decrease)
Class AARP	291,096	$ 6,758,176	624,526*	$ 16,851,685*
Class S	(10,512,012)	(266,185,607)	20,234,686	549,275,858
Class A	319,331	7,555,162	3,869,512**	102,923,640**
Class B	64,556	1,386,768	1,440,416**	38,280,284**
Class C	36,053	801,832	463,934**	12,326,995**
Class I	(56,716)	(1,419,013)	1,237,639**	32,919,759**
		$ (251,102,682)	27,870,713	$ 752,578,221

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
** For the period from June 25, 2001 (commencement of sales of Class A, Class B, Class C and Class I shares) to July 31, 2001.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $3,414 for custodian credits earned.

F. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Acquisition of Assets

On June 22, 2001, the Fund acquired all the net assets of Value Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 3,974,584 Class A shares, 1,602,011 Class B shares, 508,339 Class C shares and 14,593,026 Class S shares of the Value Fund, respectively, for 3,519,555 Class A shares, 1,406,431 Class B shares, 444,939 Class C shares and 12,866,350 Class S shares of the Fund, respectively, outstanding on June 22, 2001. Value Fund's net assets at that date ($484,747,812), including $45,564,833 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,326,798,885. The combined net assets of the Fund immediately following the acquisition were $2,811,546,697.

Trustees and Officers

Linda C. Coughlin*
President and Trustee
Henry P. Becton, Jr.
Trustee; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Trustee; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Trustee; Consultant
Jean C. Tempel
Trustee; Managing Director, First Light Capital, LLC
Steven Zaleznick
Trustee; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
William F. Glavin, Jr.*
Vice President
James E. Masur*
Vice President
Lois R. Roman*
Vice President
Howard S. Schneider*
Vice President
Robert D. Tymoczko*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
Gary L. French*
Treasurer
John R. Hebble*
Assistant Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:

Zurich Scudder Investments, Attention: Correspondence - Chicago,

P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes

Notes

Notes

Performance Summary January 31, 2002

Average Annual Total Returns*
	6-Month	Life of Class**
Scudder Large Company Value Fund - Class I Shares	-7.51%	-8.87%
Russell 1000 Value Index+	-4.92%	-5.12%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Large Company Value Fund - Class I Shares -- Russell 1000 Value Index+

Yearly periods ended January 31

Dividend Review
During the fiscal year, Scudder Large Company Value Fund - Class I shares paid the following dividends:
Long-Term Capital Gain	$ 1.556
Short-Term Capital Gain	$ .135
Income Dividend	$ .207

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on June 25, 2001. Index comparisons begin June 30, 2001.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Large Company Value Fund prospectus and the 2001 Annual Report for Scudder Large Company Value Fund.

(SLCV-2I)